SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2003

Structured Products Corp.

(Exact name of registrant as specified in its charter)

Delaware	33-55860/ 33-357357	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street, New York, New York	10013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number including area code (212) 816-7496.

Item 1.	Changes in Control of Registrant. Not Applicable.

Item 2.	Acquisition or Disposition of Assets. Not Applicable.

Item 3.	Bankruptcy or Receivership. Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant's Directors. Not Applicable.

Item 7.	Financial Statements, Pro-Forma Financial Information and Exhibits.

(a) Not Applicable. (b) Not Applicable. (c) Exhibits:

1.	Trustee's Report with respect to the April 1, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5
2.	Trustee's Report with respect to the April 1, 2003 Distribution Date for the CorTS Trust III for First Union Institutional Capital II

Item 8.	Change in Fiscal Year Not Applicable.

Item 9.	Regulation FD Disclosure Not Applicable.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Matthew Mayers Name: Matthew Mayers Title: Assistant Secretary, Assistant Vice President and Finance Officer

April 16, 2003

EXHIBIT INDEX

Exhibit 1	Trustee's Report with respect to the April 1, 2003 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5	Page 5

2	Trustee's Report with respect to the April 1, 2003 Distribution Date for the CorTS Trust III for First Union Institutional Capital II	6

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series MOT 1998-5
*CUSIP:    871928BJ5        Class:  ZTF Class
*CUSIP:    871928BK2        Class:  Amortizing Class

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5 hereby gives notice with respect to the Distribution Date of April 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class ZTF Class Amortizing Class	Principal $ 0.000000 $ 16.707384	Interest $ 0.000000 $ 28.321082	Total Distribution $ 0.000000 $ 45.028466

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$74,616,000 aggregate principal amount of Motorola, Inc. 5.22% Debentures due October 1, 2097 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, $74,616,000 principal amount of ZTF Class Certificates and $36,966,230.69 principal amount of Amortizing Class Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.

Exhibit 2

To the Holders of:
CorTS Trust III for First Union Institutional Capital II
7.5% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:    22081M206        Class:A
*CUSIP:    22081MAA5        Class:B

U.S. Bank Trust National Association, as Trustee for the CorTS Trust III for First Union Institutional Capital II, hereby gives notice with respect to the Distribution Date of April 1, 2003 (the "Distribution Date") as follows:

1.	The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Class A Certificate and per $1,000 Notional Amount of Class B Certificates, is as set forth below:

Class A B	Principal $0.000000 $0.000000	Interest $ 0.468750 $ 0.000000	Total Distribution $ 0.468750 $ 0.000000

2.	The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3.	No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4.	$40,777,000 aggregate principal amount of First Union Institutional Capital II 7.85% Capital Securities due January 1, 2027 (the "Term Assets") are held for the above trust.

5.	At the close of business on the Distribution Date, 1,631,080 Class A Certificates representing $40,777,000 aggregate Certificate Principal Balance and $40,777,000 aggregate Notional Amount of Class B Certificates were outstanding.

6.	The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.